PHOENIX PORTFOLIOS

                           PHOENIX MARKET NEUTRAL FUND

                         Supplement dated July 22, 2004
                    to the Prospectus dated February 28, 2004

                        --------------------------------

Under the heading "Principal Investment Strategies" on page 1 of the prospectus, the fourth arrowed strategy is replaced with the following:

> In selecting stocks for fund investment, the fund uses a blended strategy, investing in both growth and value stocks of any capitalization.


Under the heading "Risks Related to Principal Investment Strategies" on page 2, the following disclosure is added:

SMALL AND MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.









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

                               PHOENIX PORTFOLIOS

                           PHOENIX MARKET NEUTRAL FUND

                         Supplement dated July 22, 2004
   to the Statement of Additional Information ("SAI") dated February 28, 2004

                           ----------------------------

Under the section titled "The Fund" on page 1 of the SAI, the last paragraph is replaced with the following:

         The Trust's Prospectus describes the investment objectives of the Phoenix Market Neutral Fund (the "Fund") and strategies that the Fund will employ in seeking to achieve its investment objective. The investment objective and policies of the Fund may be changed without shareholder approval, except as explicitly set forth in the prospectus or this SAI. The following discussion supplements the disclosure in the Prospectus.

Under the section titled "Investment Restrictions" on page 2 of the SAI, the last paragraph is replaced with the following:

         Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.






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